UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2014

Conn’s, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34956	06-1672840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4055 Technology Forest Blvd., Suite 210 The Woodlands, Texas	77381
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (936) 230-5899

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On December 9, 2014, Conn’s, Inc. (“Conn’s”) issued a press release announcing its third-quarter fiscal 2015 financial results.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

None of the information contained in Item 2.02 or Exhibit 99.1 of this Form 8-K shall be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and none of it shall be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2014, Conn’s announced the departure of Brian E. Taylor, Conn’s Vice President, Chief Financial Officer and Treasurer and that Mr. Mark Haley, age 46, Vice President and Chief Accounting Officer of Conn’s, has been appointed as Interim Chief Financial Officer.

The information regarding Mr. Haley provided in Item 5.02 of the Current Report on Form 8-K filed by Conn’s on October 17, 2014 (the “Previous 8-K”) is hereby incorporated into this Item 5.02 by reference.

No changes to Mr. Haley’s compensation arrangements have occurred since the filing of the Previous 8-K.

The press release announcing these changes is attached hereto as Exhibit 99.1.

 Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

99.1       Press Release, dated December 9, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN'S, INC.

Date:	December 9, 2014	By:	/s/ Mark Haley
		Name:	Mark Haley
		Title:	Vice President and Interim Chief Financial Officer